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                                                                   Exhibit 10.19

                            FIFTH AMENDMENT AGREEMENT

         This Fifth Amendment Agreement is effective as of the 8th day of May, 2000, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Venture Lighting"), CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, with Venture Lighting, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England ("Parry"), VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, with Parry, "UK Borrowers" and, individually, "UK Borrower"; and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Section 5.7 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following:

                  (b) The Total Unused Credit Availability shall be at least (i) Ten Million Dollars ($10,000,000) at all times from the Closing Date through September 29, 1999, (ii) Fifteen Million Dollars ($15,000,000) from September 30, 1999 through February 29, 2000, and (iii) Ten Million Dollars ($10,000,000) from March 1, 2000 through May 7, 2000.

         2. Each U.S. Guarantor, each Borrower, Agent and the Banks hereby amend
Section 17.5 of each Security Agreement executed by each U.S. Guarantor to delete the first clause of subsection (b) therefrom, which reads "is equal to or greater than the Incurred Amount", and to insert


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in place thereof the following: "is equal to or less than the Incurred Amount".
Except as specifically set forth in this Section 2, each such Security Agreement shall remain in full force and effect.

         3. Concurrently with the execution of this Fifth Amendment Agreement, Borrowers shall:

         (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Fifth Amendment Agreement;

         (b) deliver such other documents as may reasonably be required by Agent in connection with this Fifth Amendment Agreement; and

         (c) pay all legal fees and expenses of Agent in connection with this Fifth Amendment Agreement.

         4. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Fifth Amendment Agreement; (b) the officers executing this Fifth Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Fifth Amendment Agreement or by the performance or observance of any provision hereof; (e) no Borrower or Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any obligation or liability of any Borrower or Guarantor of Payment under the Credit Agreement or any Related Writing; and (f) this Fifth Amendment Agreement constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.

         5. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Fifth Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         6. Each Borrower and Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

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         7. This Fifth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]

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         9. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

ADVANCED LIGHTING TECHNOLOGIES, INC.

By:      /s/ Nicholas R. Sucic
   ---------------------------------------
         Nicholas R. Sucic, Vice President

VENTURE LIGHTING POWER SYSTEMS,                      CANADIAN LIGHTING SYSTEMS
NORTH AMERICA INC. (f.k.a. Ballastronix              HOLDING, INCORPORATED
Incorporated)

By:      /s/ R. G. Douglas Oulton                    By:   /s/ R. G. Douglas Oulton
   ---------------------------------------              ------------------------------------
Title:   VP Finance & Administration                 Title:    VP Finance & Administration
      ------------------------------------                 ---------------------------------

PARRY POWER SYSTEMS LIMITED                          VENTURE LIGHTING EUROPE LTD.

By:      /s/ E. Young                                By:   /s/ Keith Price
   ---------------------------------------               -----------------------------------
Title:   Director                                    Title:    Director
      ------------------------------------                 ---------------------------------

PNC BANK, NATIONAL ASSOCIATION,                      FLEET NATIONAL BANK,
as Agent and as a Bank                               f.k.a. BankBoston, N.A.


By:      /s/ Richard Muse, Jr.                       By:   /s/ Jack A. Myers
   ---------------------------------------              ------------------------------------
         Richard Muse, Jr., Vice President           Title:     Senior Vice President
                                                           ---------------------------------

NATIONAL CITY COMMERCIAL                             SOVEREIGN BANK
FINANCE, INC.

By:      /s/ Paul Weybrecht                          By:   /s/ Michele A. Walcoff
   ---------------------------------------              ------------------------------------
Title:   Vice President                              Title:      Vice President
      ------------------------------------                 ---------------------------------


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                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Fifth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                  ADLT Realty Corp. I, Inc.
                                  ADLT Services, Inc.
                                  Advanced Lighting, Inc.
                                  Advanced Lighting Systems, Inc.
                                  APL Engineered Materials, Inc.
                                  Ballastronix (Delaware), Inc.
                                  Bio Light, Inc.
                                  Bright Ideas Advertising and Design, Inc.
                                  Energy Efficient Products, Inc.
                                  HID Recycling, Inc.
                                  Light Resources International, Inc.
                                  Metal Halide Controls, Inc.
                                  Metal Halide Technologies, Inc.
                                  Microsun Technologies, Inc.
                                  Specialty Discharge Lighting, Inc.
                                  Venture Lighting International, Inc.


                                  By:   /s/ Nicholas R. Sucic
                                     ------------------------
                                           Nicholas R. Sucic, Vice President of
                                           each of the companies listed above

                                  Deposition Sciences, Inc.
                                  Kramer Lighting, Inc.
                                  Ruud Lighting, Inc.


                                  By:   /s/ Nicholas R. Sucic
                                      -----------------------
                                           Nicholas R. Sucic, signing for each
                                           of companies listed above by Power
                                           of Attorney


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